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                                                                    EXHIBIT 10.9

                          REGISTRATION RIGHTS AGREEMENT

                  REGISTRATION RIGHTS AGREEMENT, dated as of August 23, 1996 (this "Agreement"), by and between HANOVER DIRECT, INC., a Delaware corporation (the "Company"), having an address at 1500 Harbor Boulevard, Weehawken, New Jersey 07087, and RAKESH K. KAUL (the "Executive"), President and Chief Executive Officer of the Company, having an address at 7000 Boulevard East, Tower 1, Apartment 32D, Guttenberg, N.J. 07093.

                  WHEREAS, the Company is concurrently entering into an Executive Employment Agreement with the Executive that, among other things, requires the Company to (i) sell certain shares of Common Stock to the Executive and (ii) grant the Executive certain options to purchase shares of Common Stock.

                  NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the parties hereby agree as follows:

                  1.       Registration.

                           (a) Registration Right. From and after the date hereof, on one occasion, if the Company shall receive written notice from the Executive (hereinafter referred to as a "Notice") which:

                                    (i) requests that the Company take action to
                           effect any registration with respect to any shares of Common Stock now owned or hereafter acquired by the Executive, pursuant to an option (granted by the Company or NAR Group Limited ("NAR")) or otherwise (the "Shares"); and

                                    (ii) specifies the number of proposed Shares
                           intended to be offered and sold for the account of the Executive, and describes the proposed nature or method of the offer and sale of such Shares;

                  then, subject to the conditions, qualifications and limitations set forth in this Registration Rights Agreement, the Company shall cause to be prepared and filed, and use its best efforts to cause to become effective under the Securities Act of 1933, as amended (the "1933 Act"), and to be maintained in effect for a period of not less than 180 days, a Registration Statement (including a related prospectus) in such applicable form under the 1933 Act (a "Registration Statement") as the Company, in its sole discretion, determines to be appropriate, covering the public offer and sale of the number of Shares specified in the Notice. Notwithstanding anything to the contrary herein, the foregoing rights shall not apply to any Shares at any time two years or more after


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                  the date of the termination of the Executive's employment, for any reason whatsoever (the "Expiration Date").

                           (b) Registration Steps. Whenever required to use its best efforts to effect the registration of Shares, the Company shall at its expense, as expeditiously as reasonably possible:

                                    (i)   prepare and file with the Securities
                           and Exchange Commission (the "SEC") a Registration Statement and such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such Registration Statement and give the Executive and any underwriter participating in any disposition pursuant to a Registration Statement reasonable opportunities to review the same before it becomes effective;

                                    (ii)  furnish to the Executive such numbers
                           of copies of a prospectus, including a preliminary prospectus and all amendments and supplements thereto, in conformity with the requirements of the 1933 Act, and such other documents as he may reasonably request in order to facilitate the disposition of Shares owned by him;

                                    (iii) with respect to a Registration
                           Statement to be filed pursuant to Section 1 only, use its best efforts to register or qualify the securities covered by such Registration Statement under the securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Executive for the distribution of the securities covered by the Registration Statement, provided that the Company shall not be required in connection therewith or as a condition thereof to qualify to do business in any such states or jurisdictions or take any other action which in the opinion of its counsel may subject it to taxation in such jurisdiction, it being understood that in connection with Registration Statements filed pursuant to Section 5, the Company's obligation is solely to include the Shares in such blue sky filings as the Company is otherwise making;

                                    (iv)  notify the Executive, promptly after
                           it receives notice thereof, of the time when such Registration Statement has become effective or an amendment or supplement to any prospectus forming a part of such Registration Statement has been filed;


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                                    (v)      notify the Executive, at any time
                           when a prospectus is required to be delivered under the 1933 Act, of an event causing the prospectus to contain an untrue statement of a material fact or to omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of the Shares under such prospectus, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

                                    (vi)     cause the Shares to be listed on
                           each securities exchange on which similar securities issued by the Company are then listed, provided that the applicable listing requirements are satisfied or could be satisfied by the Company's reasonable efforts;

                                    (vii)    advise the Executive of the
                           issuance of any stop order by the SEC suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for that purpose, and promptly use reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal; or

                                    (viii)   make available for inspection by
                           the Executive, any underwriter participating in any disposition pursuant to a Registration Statement, and any attorney, accountant or other agent retained by the Executive or such underwriter (collectively, the "Inspectors"), upon reasonable notice and during normal business hours, all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's and its subsidiaries, officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with the registration. Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a material misstatement or omission in the Registration Statement, or (ii) the release of such records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction. The Executive agrees that he will, upon learning that disclosure of such Records is


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                           sought in a court of competent jurisdiction, give
                           notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential.

                  2.       Conditions on Registration Right. The provisions of
         Section 1 of this Registration Rights Agreement shall be subject to the following additional conditions, qualifications and limitations:

                           (a) Financial Statement Requirements. The Company shall not be obligated to file a Registration Statement which under the Act would be required to contain audited financial statements other than the Company's fiscal year-end financial statements for its three full fiscal years (or such other number of fiscal years as may then be ordinarily required under the SEC regulations for Registration Statements on Form S-1 or its equivalent) immediately preceding the date of such filing together with any schedules with respect to such financial statements as may be required to be included in the Registration Statement.

                           (b)      Year End Filing. Subject to subsection
                  (2)(c) hereof, the Company shall file a Registration Statement pursuant to Section 1 hereof within 120 days following its receipt of a Notice, provided, that if such 120 day period would otherwise expire within 60 days prior to the end or within 120 days after the beginning of any fiscal year, then the Company may, at its option, defer such filing to the closest subsequent date which is not less than 120 days after the beginning of a fiscal year.

                           (c) Conflicting Company Activity. If prior to the filing or effectiveness of a Registration Statement filed by the Company pursuant to Section 1 hereof:

                                    (i)      at the time of receiving the
                           Notice, the Company shall have become a party to an agreement or filed materials with the SEC contemplating a material business acquisition by the Company, and, if in the good faith judgment of the Company it is impracticable for the Company to file and have become effective a Registration Statement prior to the consummation of the acquisition and, if such proposed acquisition were consummated, the Company would be required to include in such Registration Statement financial statements and/or other information concerning the business of any other party to such proposed acquisition, then the Company shall not be deemed to have breached its agreement to file such


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                           Registration Statement and to use its best efforts to
                           cause such Registration Statement to become effective if it causes such Registration Statement to be filed (or if such Registration Statement has been filed, the use of its best efforts to cause such Registration Statement to become effective) within 180 days from the date on which the Company was required to file a Registration Statement or recommence the use of its best efforts to cause such Registration Statement to become effective, but in any event as soon as practicable; or

                                    (ii)     at the time of receiving the Notice
                           the Company shall have become party to an agreement contemplating a merger or consolidation of the Company into or with, or a sale or transfer of all or substantially all of the business and assets of the Company to, any other corporation or entity, and if in the good faith judgment of the Company it is impracticable for the Company to file and have become effective a Registration Statement prior to the consummation of the merger or consolidation, then the Company shall not be deemed to have breached its agreement to file such Registration Statement and to use its best efforts to cause such Registration Statement to become effective if it causes the filing of such Registration Statement (or, if filed, the effective date of such Registration Statement) to be deferred until the transaction contemplated by such agreement or letter of intent becomes effective (in which case the Company shall have no obligation to file or cause such Registration Statement to become effective) or is abandoned (in which case the Company shall use its best efforts to make such filing, or to recommence the use of its best efforts to cause such filing to become effective, as promptly as practicable after the abandonment thereof and in any event not more than 60 days after such abandonment); or

                                    (iii)    the Company shall have determined
                           in good faith based on written advice of counsel that such Registration Statement is required to contain information with respect to the Company or its business and plans which has not been publicly disclosed, and the disclosure of which, in the Company's good faith judgment, would not be in the best interest of the Company, then the Company shall not be deemed to have breached its agreement to file and to use its best efforts to cause such Registration Statement to become effective if it causes the filing of such Registration Statement to be deferred (or, if such Registration Statement has been filed, ceases its efforts to cause such Registration Statement to become effective) for a period of


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                           not more than 45 days from the date on which the
                           Company was required to file a Registration Statement or recommence the use of its best efforts to cause such Registration Statement to become effective pursuant to this Agreement, but in any event as soon as practicable; it being understood and agreed that, the Company will promptly give written notice of such deferral, specifying the basis therefor and the anticipated duration thereof to the Executive; provided, however, that any non-public underlying information constituting the basis for a deferral hereunder need not be specified.

                  The occurrence of any of the foregoing events shall not relieve the Company from its obligations pursuant to Section 1.

                           (d) Sale Permitted Without Registration. The Company shall have no obligation to effect registration under
                  Section 1 if all of the Executive's Shares requested to be registered shall be in the unqualified written opinion of counsel to the Company, which may be relied upon by the Executive, eligible to be sold on a current basis to the public without registration under they Act and without restriction as to subsequent trading.

                           (e) Minimum Share Requirement. The Company shall have no obligation to effect registration under Section 1 if the Executive requests that less than 500,000 Shares be registered.

                  3. Registration Exclusively for the Executive. The Company shall not, without the written consent of the Executive, include any shares for sale for its own account or for the account of others in any Registration Statement filed pursuant to Section 1.

                  4. Prospectus Requirements. The Company shall be obligated to cause any effective prospectus included in the Registration Statement filed by the Company pursuant to Section 1 to meet the requirements of Section 10 of the 1933 Act until the expiration of a period of 180 days from the date on which the Executive was first able to sell Shares pursuant to such Registration Statement; provided, however, that if as a result of deferrals of the filing and/or the effective date of such Registration Statement occurring pursuant to subsection (2)(b) or (c), the aggregate period for which the Executive was able to offer and sell his Shares pursuant to such Registration Statement would be reduced to less than 180 days, then the Company shall take such action as may be necessary to enable the Executive to continue such offer and sale for an additional period or periods sufficient to produce any aggregate offering period of 180 days unless the expiration date should have occurred within such 180 day period.


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                  5.       Piggyback Registration Rights.

                           (a) The Company agrees with the Executive that if the
                  Company proposes at any time to file with the SEC a registration statement under the 1933 Act on Form S-1, S-2 or S-3 or other comparable form relating to the sale of Common Stock by the Company or by NAR or any affiliate thereof (other than through the distribution of rights to purchase Common Stock to its stockholders generally) (a "Company Registration Statement"), then the Company shall give written notice to the Executive at least thirty (30) days prior to the filing of such Company Registration Statement of its intention to do so.

                           (b) If the Executive delivers a written notice to the
                  Company, within 15 days after delivery of the foregoing notice, of his desire to have any of the Shares included in a Company Registration Statement, such Shares shall be included in any Company Registration Statement so filed and shall not constitute an occasion on which the Executive requests the Company to take action to effect any registration with respect to any Shares of Common Stock now owned or hereafter acquired by the Executive, pursuant to an option or otherwise, as provided by Section 1 hereof, but subject to the other provisions of this Registration Rights Agreement.

                           (c) If an underwriter with respect to a Company
                  Registration Statement (the "Underwriter") advises the Company that the number of shares proposed to be sold by the Company and the Executive is greater than the number of shares of Common Stock which the underwriter believes feasible to sell at that time, at the price and upon the terms approved by the Company, then the number of shares of Common Stock which the Underwriter in its sole discretion believes may be sold shall first be allocated to the Company and the remaining number of such shares of Common Stock shall then be allocated on a pro rata basis to all other holders of Common Stock being registered, including the Executive.

                           (d) The Company shall not be obligated to include in
                  any Registration Statement pursuant to this Section 5 any Shares which, at the time of filing such Registration Statement, have been covered by or included in any other Registration Statement theretofore filed by the Company under the 1933 Act and declared effective by the SEC.

                           (e) At the request of the Underwriter, and as a
                  condition to inclusion in the Company Registration Statement of any Shares owned by the Executive, the Executive shall agree in writing not to offer or


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                  sell any Shares not included in a Company Registration
                  Statement filed pursuant to this Section 5 for a period specified by the Underwriter, provided that such period shall not exceed 120 days from the effective date of such Company Registration Statement and that every other selling shareholder subject to a provision identical or substantially similar to this paragraph (e) of this Section 5 is similarly restricted.

                           (f) Notwithstanding the inclusion of any Shares owned
                  by the Executive in any Company Registration Statement filed pursuant to this Section 5, the Company shall have no obligation to cause or permit such Company Registration Statement to become effective under the 1933 Act at any time, and in its sole discretion may withdraw such Company Registration Statement at any time prior to the effectiveness thereof for any reason whatsoever. The Company agrees in the event of any such withdrawal of any Company Registration Statement to give prompt notice of such withdrawal to the Executive. In the event of such withdrawal the Executive will not be deemed to have exercised his right to have Shares included in a Company Registration Statement so withdrawn.

                           (g) The Company shall be obligated to cause any
                  effective prospectus included in the Company Registration Statement to meet the requirements of Section 10 of the Act for a period of 180 days from the date on which the Executive was first able to sell Shares pursuant to such Company Registration Statement provided, however, that if, as a result of interruptions in the offer and sale of Shares covered thereby, the aggregate period for which the Executive was able to offer and sell his Shares pursuant to such Company Registration Statement would be reduced to less than 180 days, then the Company shall take such action as may be necessary to enable the Executive to continue such offer and sale for an additional period or periods sufficient to produce an aggregate offering period of 180 days.

                           (h) The Company shall not, so long as this Agreement
                  is in effect, without the prior written consent of the Executive, grant registration rights to any other person more favorable than the registration rights granted to the Executive hereunder.

                  6.       Selling Expenses.

                           (a) Except as otherwise set forth in (b) below or as
                  required by the SEC or any other federal or state regulatory authority or by any self regulatory agency, the costs and expenses incurred in connection with the inclusion of the Executive's Shares in a registration statement shall be borne by the Company with respect to (i) any Registration


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                  Statement filed under Section 1 and (ii) all Company
                  Registration Statements filed under Section 5 which included Shares of the Executive, including, without limitation, all costs and expenses arising from or related to the preparation and filing of such registration statements, the prosecution of such filings to effectiveness and the maintenance of such registration statements in effect for the period determined pursuant to Sections 4 or 5 hereof, as the case may be.

                           (b) Notwithstanding anything to the contrary set forth in subsection (a), the Executive shall bear the following costs and expenses incurred in connection with all registration statements filed pursuant to this Agreement in which Shares owned by him are included:

                                    (i)      The fees and disbursements of any
                           separate counsel retained by the Executive;

                                    (ii)     Any underwriting discounts,
                           commissions and expenses relating to Shares sold by the Executive; and

                                    (iii)    Any taxes payable with respect to
                           the transfer by the Executive.

                           (c) Notwithstanding anything to the contrary set forth herein, the Company shall have the obligation to bear any state securities law ("blue sky") filing and registration fees relating to such Shares with respect to a Registration Statement filed under Section l(a) only in up to twenty (20) states designated by the Executive and shall have no obligation to bear such fees in connection with the inclusion of Shares in a Company Registration Statement under Section 5 hereof in any states where the Company was not otherwise intending to register or file with respect to shares covered by the Company Registration Statement.

                  7. Reports Under Securities Exchange Act of 1934. With a view to making available to the Executive the benefits of Rule 144 promulgated under the 1933 Act and any other rule or regulation of the SEC that may at any time permit the Executive to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3 (or any successor form to Form S-3 regardless of its designation), the Company agrees to use all reasonable efforts to:

                           (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times;


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                           (b) file with the SEC in a timely manner all reports
                  and other documents required of the Company under the Act and the Securities Exchange Act of 1934, as amended (the "1934 Act"); and

                           (c) furnish to the Executive, so long as the
                  Executive owns any Shares, forthwith upon request, whenever applicable (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144, the 1933 Act, and the 1934 Act, or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing the Executive of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

                  8. Indemnification. In the event any of the shares are included in any registration statement:

                           (a) the Company shall indemnify and hold harmless the
                  Executive or any underwriter (within the meaning of the 1933
                  Act) for the Company or the Executive, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the 1933 Act, or the 1934 Act, state securities laws, other federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto or any documents prepared or furnished by the Company incident thereto, or (ii) arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or
                  (iii) arise out of or are based upon any violation by the Company of any rule or regulation promulgated under the 1933 Act, the 1934 Act, or other federal or state law applicable to the Company and relating to any action or inaction required of the Company in connection with such registration. The Company shall reimburse the Executive or such underwriter for any reasonable and actual legal or other expenses, as incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. Notwithstanding the foregoing, the Company shall not be liable in any such case for any loss, claim, damage, liability or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in


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                  connection with such registration statement, preliminary
                  prospectus, final prospectus or amendments or supplements thereto or documents prepared or furnished by the Company incident thereto in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by the Executive or such underwriter.

                           (b) the Executive shall indemnify and hold harmless
                  the Company, each of its directors, each of its officers who have signed such registration statement, each person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act, any underwriter for the Company (within the meaning of the 1933 Act) and each other holder and its respective officers, directors, partners and controlling persons to the same extent as the foregoing indemnity from the Company to the Executive, in each case to the same extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading was made in such registration statement, preliminary prospectus, final prospectus or amendments or supplements thereto or document prepared or furnished by the Company incident thereto in reliance upon and in conformity with written information furnished by the Executive expressly for use in connection with such registration. Notwithstanding the foregoing, obligations of the Executive shall be limited to an amount equal to the proceeds to the Executive of Shares sold pursuant to the registration statement to which the loss, claim, damage, liability or action relates.

                           (c) promptly after receipt by an indemnified party
                  under this section of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party unless such liability is the proximate result of such failure. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to appoint counsel reasonably satisfactory to such indemnified party to represent the indemnified party in such action; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded based on the written opinion of counsel addressed to the indemnifying party that there may be a conflict of interest between it and/or other indemnified parties, on the one hand, and the


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                  indemnifying party, on the other, the indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to appoint counsel to defend such action and approval by the indemnified party of such counsel, the indemnifying party will not be liable to such indemnified party under this section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel selected by the Executive), or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action.

                           (d) In order to provide for just and equitable
                  contribution in circumstances in which the indemnification provided for in paragraph (a) or (b) of this Section 8 is due in accordance with its terms but is for any reason held by a court to be unavailable from the Company on grounds of policy or otherwise, the Company and the Executive shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) to which the Company and the Executive may be subject in such proportions as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, obligations of the Executive shall be limited to an amount equal to the proceeds to the Executive of Shares sold pursuant to the registration statement to which the loss, claim, damage, liability or action relates. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this paragraph (d), notify such party or parties from whom contribution may be sought, but the omission to so


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                  notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this paragraph (d).

                  IN WITNESS WHEREOF, the undersigned have executed this Registration Rights Agreement as of the date first above written.

                                          HANOVER DIRECT, INC.


                                          By:  /s/ Edward J. O'Brien
                                               _________________________________
                                               Name:
                                               Title:

                                          /s/ Rakesh K. Kaul
                                          ______________________________________
                                          Rakesh K. Kaul


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